SHARE EXCHANGE AGREEMENT

          This SHARE EXCHANGE AGREEMENT (the "Agreement") is made and entered into as of this 24th day of September, 1999, by and among the DeWitt Wallace-Reader's Digest Fund, Inc., a New York not-for-profit corporation (the "DeWitt Wallace Fund"), the Lila Wallace-Reader's Digest Fund, Inc., a New York not-for-profit corporation (the "Lila Wallace Fund"; each of the DeWitt Wallace Fund and the Lila Wallace Fund is hereinafter referred to as a "Fund" and, together are hereinafter referred to as the "Funds"), and The Reader's Digest Association, Inc., a Delaware corporation (the "Company").

          WHEREAS, the Company has issued and there are outstanding 21,716,057 shares of Class B Voting Common
Stock, par value $.01 per share (the "Class B Stock"), and, as of June 30, 1999, the Company had issued and outstanding
85,916,832 shares of Class A Nonvoting Common Stock, par value $.01 per share (the " Class A Stock").

          WHEREAS, each Fund owns 7,750,000 shares
(constituting approximately 35.688%) of the outstanding Class B Stock, the DeWitt Wallace Fund owns 5,942,240 shares (constituting approximately 6.9%) of the outstanding Class A Stock and the Lila Wallace Fund owns 2,314,558 shares (constituting approximately 2.7%) of the outstanding Class A Stock.

          WHEREAS, pursuant to Section 4943 of the Internal Revenue Code of 1986, as amended, each Fund intends to reduce its ownership of shares of Class B Stock so that, no later than January 17, 2000, it will own no more than twenty-five percent (25%) of the outstanding shares of Class B Stock.

          WHEREAS, in order to reduce its ownership of shares of Class B Stock to twenty-five percent (25%) of the outstanding shares of Class B Stock, the DeWitt Wallace Fund desires to exchange 4,641,946 of its 7,750,000 shares of Class B Stock with the Company for shares of Class A Stock, and the Lila Wallace Fund desires to exchange 4,641,947 of its 7,750,000 shares of Class B Stock with the Company, in each case on the basis of 0.865 of a share of Class A Stock for each share of Class B Stock, in accordance with the terms of this Agreement.

          NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth in this Agreement, the Company and the Funds agree as follows:

                          ARTICLE I
                      Exchange of Stock

          1.1 Transfer of Class B Shares; Issuance of Class A Shares. Effective as of the date of, and on the terms contained in, this Agreement, (a) the DeWitt Wallace Fund hereby transfers and delivers to the Company, free and clear of all liens, claims, security interests, pledges, charges and other encumbrances (collectively, "Encumbrances"), 4,641,946 shares of Class B Stock and the Lila Wallace Fund hereby transfers and delivers to the Company, free and clear of all Encumbrances, 4,641,947 shares of Class B Stock (collectively, the "Transferred Class B Shares") and (b) the Company hereby issues and delivers to the DeWitt Wallace Fund, free and clear of all Encumbrances, 4,015,283 shares of Class A Stock and the Company hereby sells, issues and delivers to the Lila Wallace Fund, free and clear of all Encumbrances, 4,015,284 shares of Class A Stock (collectively, the "New Class A Shares").

          1.2 Delivery of Certificates. Subject to the terms of this Agreement, (a) the Funds shall deliver to the Company on the date of this Agreement share certificates representing all of the Transferred Class B Shares, fully endorsed or with appropriate stock powers in form sufficient for transfer of such shares to the Company, and a true and complete copy of the resolutions duly and validly adopted by the Board of Directors and the Members of each Fund authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and
(b) the Company shall deliver to each Fund on the date of this Agreement duly executed share certificates representing all of such Fund's New Class A Shares duly registered in the name of such Fund, and a true and complete copy of the resolutions duly and validly adopted by the Board of Directors of the Company, upon the recommendation of a Special Committee of directors who are independent of the Funds (the "Special Committee"), authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. The certificates representing such New Class A Shares shall bear the same legend as other certificates representing shares of Class A Stock issued to the Funds. The Funds shall be responsible for the payment of any stock transfer taxes in connection with the exchange contemplated by this Section 1.2.

                         ARTICLE II
                 The Closing of the Exchange

          2.1 Closing. Upon the terms of this Agreement, the closing of the exchange contemplated hereby (the
"Closing") shall take place simultaneously with the execution of this Agreement at the offices of Shearman &
Sterling, 599 Lexington Avenue, New York, New York 10022.

                         ARTICLE III
        Representations and Warranties of the Company

          In order to induce the Funds to enter into this Agreement, the Company hereby represents and warrants to each Fund as follows:

          3.1 Title to Shares. The New Class A Shares to be issued hereunder, when issued, exchanged and delivered in accordance with the terms hereof, will be free and clear of any Encumbrances created by the Company.

          3.2 Corporate Power and Authority. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to enter into and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by the Company have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and (assuming due authorization, execution and delivery by each Fund) constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms subject to (a) applicable bankruptcy, insolvency, fraudulent conveyance and other similar laws and (b) general principles of equity, including equitable defenses and limits as to the availability of equitable remedies, whether such principles are considered in a proceeding at law or in equity.

          3.3 Capitalization of the Company. As of the date of this Agreement, the Company's authorized capital stock consists solely of (a) 200,000,000 shares of Class A Stock, (b) 25,000,000 shares of Class B Stock, (c) 40,000 shares of Preferred Stock, par value $1.00 per share (the "First Preferred Stock "), (d) 120,000 shares of Second Preferred Stock, par value $1.00 per share (the "Second Preferred Stock"), (e) 230,000 shares of Third Subordinated Preferred Stock, par value $1.00 per share (the "Third Preferred Stock"), and (f) 25,000,000 shares of Preference Stock, par value $.01 per share (the "Preference Stock").
As of June 30, 1999, 85,916,832 shares of Class A Stock were issued and outstanding and 33,511,640 shares of Class A Stock were issued and held in treasury. As of the date of this Agreement, (a) 21,716,057 shares of Class B Stock are issued and outstanding and no shares of Class B Stock are issued and held in treasury, (b) 40,000 shares of First Preferred Stock are issued and outstanding, (c) 104,445 shares of Second Preferred Stock are issued and outstanding,
(d) 183,048 shares of Third Preferred Stock are issued and outstanding and (e) no shares of Preference Stock are issued and outstanding. Upon consummation of the transactions contemplated by this Agreement, each of the New Class A Shares will be duly authorized, validly issued and fully paid and nonassessable and will not have been issued in violation of any preemptive or similar rights. Each of the New Class A Shares has been approved for listing on The New York Stock Exchange, Inc., subject to official notice of issuance.
          3.4  Conflicts; Consents and Approvals.  The
execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement do not and will not (a) violate, conflict with, or result in a breach of any provision of, or constitute a default under, the Company's Restated Certificate of Incorporation or Amended and Restated By-laws; (b) violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with the giving of notice or lapse of time or both, would become a default) under, or entitle any party to terminate, accelerate, modify or call a default under, or result in the creation of any Encumbrance upon any of the properties or assets of the Company under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, contract, undertaking, agreement, lease or other instrument or obligation to which the Company is a party; (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company; or (d) require any action or consent or approval of, or review by, or registration or material filing by the Company with, any third party or any local, state or federal court, arbitral tribunal, administrative agency or commission or other governmental or regulatory body, agency, instrumentality or authority.

          3.5 Board Recommendation . In accordance with the applicable provisions of the Delaware General Corporation Law and the Company's Restated Certificate of Incorporation and Amended and Restated By-laws, the Board of Directors of the Company, at a meeting duly called and held at which a quorum was present throughout, upon the recommendation of the Special Committee, has by a unanimous vote adopted a resolution proposing and declaring the advisability of the amendments to the Restated Certificate of Incorporation of the Company set forth in Exhibit A (the "Amendments").

                         ARTICLE IV
         Representations and Warranties of the Funds

          In order to induce the Company to enter into this Agreement, each Fund represents and warrants to the Company as follows:

          4.1 Title to Shares. Such Fund has good title, free and clear of all Encumbrances, to all of its Transferred Class B Shares.

          4.2 Nature of Purchase. Such Fund is acquiring the New Class A Shares for its own account and not with a view to distribution thereof other than pursuant to (a) an effective registration under the Securities Act of 1933, as amended (the "Securities Act"), or an available exemption from such registration and (b) applicable state securities or blue sky laws.

          4.3 Corporate Power and Authority. Such Fund is duly organized and validly existing under the laws of the State of New York. It has all requisite corporate power and authority to enter into and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by it has been duly authorized by all necessary corporate action on its part. This Agreement has been duly executed and delivered by such Fund and (assuming due authorization, execution and delivery by the Company) constitutes the legal, valid and binding obligation of such Fund, enforceable against it in accordance with its terms subject to (a) applicable bankruptcy, insolvency, fraudulent conveyance and other similar laws and (b) general principles of equity, including equitable defenses and limits as to the availability of equitable remedies, whether such principles are considered in a proceeding at law or in equity.

          4.4  Conflicts; Consents and Approvals.  The
execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement do not and will not (a) violate, conflict with, or result in a breach of any provision of or, constitute a default under, its Certificate of Incorporation or Amended and Restated By-laws; (b) violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with the giving of notice or lapse of time or both, would become a default) under, or entitle any party to terminate, accelerate, modify or call a default under, or result in the creation of any Encumbrance upon any of its properties or assets under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, contract, undertaking, agreement, lease or other instrument or obligation to which it is a party; (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to it; or (d) require any action or consent or approval of, or review by, or registration or material filing by it with, any third party or any local, state or federal court, arbitral tribunal, administrative agency or commission or other governmental or regulatory body, agency, instrumentality or authority.

                          ARTICLE V
                    Additional Covenants

          5.1 Stockholders' Meeting. The Company shall call and hold, no later than December 31, 1999, its annual meeting of stockholders (the "Stockholders' Meeting") for the purpose of obtaining the approval of the stockholders of the Company (the "Stockholders") of the Amendments.

          5.2 Annual Meeting. The Company shall prepare a proxy statement in connection with the Stockholders' Meeting (the "Proxy Statement"), which shall include the recommendation of the Board of Directors of the Company to the Stockholders that they vote in favor of the Amendments. The Company agrees that it shall give the Funds and their counsel a reasonable opportunity to review and provide comments on any description of or reference to the Funds, or any description of the reasons for and consequences of the transactions contemplated by this Agreement (including, without limitation, the Amendments), set forth in any notice, consent solicitation or proxy statement distributed to the Stockholders in connection with the Stockholders' Meeting, prior to any such distribution.
          5.3 No Issuance of Class B Stock. The Company shall not, prior to the effective time of the Amendments, issue, sell, assign or otherwise transfer or dispose of, any shares of Class B Stock without the prior written approval of the Funds.

          5.4 Repurchases of Class B Stock. (a) So long as the Funds own, in the aggregate, in excess of fifteen percent (15%) of the outstanding shares of Class B Stock, the Company shall not repurchase, redeem or otherwise acquire (including, without limitation, by means of an exchange transaction) any shares of Class B Stock (a "Class
B Repurchase") from any holder other than the Funds until the Company has complied with the procedures set forth in this Section 5.4.

          (b) Except as otherwise provided in paragraph (c) of this Section 5.4, in the event that the Company intends to effect a Class B Repurchase, the Company shall give each Fund written notice thereof at least 15 Business Days (as defined below) in advance of the proposed consummation of such Class B Repurchase (the "Repurchase Notice"). The Repurchase Notice shall set forth the number of shares subject to, and the proposed price and other material terms of, the proposed Class B Repurchase. The Funds shall not publicly disclose the information in such Repurchase Notice until such time as the Company has done so. Each Fund shall be entitled to participate in the proposed Class B Repurchase on a pro rata basis with, and otherwise on the same terms and conditions (including price) as, the other participating holders of Class B Stock. Within ten Business Days after the date of the Funds' receipt of the Repurchase Notice, each Fund shall deliver to the Company a written notice specifying whether it wishes to participate in the proposed Class B Repurchase. If a Fund does not deliver such written notice, it shall be deemed to have elected not to participate in the proposed Class B Repurchase. For purposes of this Agreement, "Business Day" means any day that is not a Saturday, a Sunday or any other day on which banks are required or authorized by law to be closed in the City of New York.

          (c) In the event that the Company intends to effect a Class B Repurchase pursuant to a tender offer or exchange offer that is made available to all holders of Class B Stock (a "Public Class B Repurchase"), the Company shall give each Fund written notice thereof at least 15 Business Days in advance of the public announcement of such Public Class B Repurchase (the "Public Class B Repurchase Notice"). The Public Class B Repurchase Notice shall set forth the number of shares subject to, and the proposed price and other material terms of, the proposed Public Class B Repurchase. The Funds shall not publicly disclose the information in such Public Class B Repurchase Notice until such time as the Company has done so. Each Fund shall be entitled to participate in the proposed Public Class B Repurchase on a pro rata basis with, and otherwise on the same terms and conditions (including price) as, the other holders of Class B Stock.

          5.5 Voting. Each Fund agrees to vote all shares of Class B Stock then owned by it in favor of the Amendments at the Stockholders' Meeting.

          5.6  Registration Rights.  Effective as of the
Closing, the Company and each Fund shall each have the rights and obligations set forth in Exhibit B.

                         ARTICLE VI
                        Miscellaneous

          6.1 Counterparts. This Agreement may be executed in counterparts, which together shall constitute one and the same Agreement. The parties may execute more than one copy of the Agreement, each of which shall constitute an original.

          6.2 Entire Agreement. This Agreement constitutes the entire agreement among the parties and supersedes all prior agreements, understandings, arrangements or representations by or among the parties, written and oral, with respect to the subject matter hereof.

          6.3  Third Party Beneficiaries.  Nothing in this
Agreement, express or implied, is intended or shall be construed to create any third party beneficiaries.

          6.4 Governing Law; Jurisdiction. This Agreement shall be governed by the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof. Each party irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America, in each case located in the State of Delaware, for any action or proceeding arising out of or relating to this Agreement and the transactions contemplated by this Agreement (and agrees not to commence any action except in any such court). Each party irrevocably and unconditionally waives any objection to the laying of venue of any action or proceeding in the courts of the State of Delaware or of the United States of America, in each case located in the State of Delaware, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any action or proceeding brought in any such court has been brought in an inconvenient forum. Each party irrevocably and unconditionally waives any right it may have to a trial by jury in connection with any action or proceeding arising out of or relating to this Agreement and the transactions contemplated by this Agreement.

          6.5 Specific Performance . The transactions contemplated by this Agreement are unique. Accordingly, each of the parties acknowledges and agrees that, in addition to all other remedies to which it may be entitled, each of the parties hereto is entitled to a decree of specific performance and injunctive and other equitable relief.

          6.6  Amendment.  This Agreement may not be
altered, amended or supplemented except by an agreement in writing signed by each of the parties hereto.

          6.7 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by facsimile, by courier service or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 6.7):

          If to the Funds, to:

          Lila Wallace-Reader's Digest Fund, Inc.
          DeWitt Wallace-Reader's Digest Fund, Inc.
          Two Park Avenue, 23rd Floor
          New York, New York 10016
          Attention:  M. Christine DeVita
          Facsimile No.:  (212) 679-6998

          with a copy to:

          Shearman & Sterling
          599 Lexington Avenue
          New York, New York 10022
          Attention:  Bonnie Greaves, Esq.
          Facsimile No.:  (212) 848-7179

          if to the Company, to:

          The Reader's Digest Association, Inc.
          Reader's Digest Road
          Pleasantville, New York 10570
          Attention:  General Counsel
          Facsimile No.:  (914) 244-5644

          with a copy to:

          Wachtell, Lipton, Rosen & Katz
          51 West 52nd Street
          New York, New York 10019
          Attention:  Patricia Vlahakis, Esq.
          Facsimile No.:  (212) 403-2000

          6.8 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

          6.9 Expenses. The Funds shall reimburse the Company for the reasonably documented (a) legal fees and investment banking fees and expenses incurred by the Company on behalf of the Special Committee in connection with the Special Committee's review of the proposed share exchange and the negotiation and consummation of the transactions contemplated by this Agreement, estimates of which have heretofore been disclosed to the Funds by the Company and
(b) incremental expenses, if any, incurred by the Company as a result of any delay in the Stockholders' Meeting (currently scheduled for November 12, 1999) by reason of the inclusion in the Proxy Statement of the proposal to approve the Amendments.

      [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


          IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed by its officer thereunto duly authorized as of the date first written above.


                              DEWITT WALLACE-READER'S
                              DIGEST FUND, INC.



                              By: /s/ M. Christine DeVita
                                 Name:  M. Christine DeVita
                                 Title:  President

                              LILA WALLACE-READER'S
                              DIGEST FUND, INC.



                              By: /s/ M. Christine DeVita
                                 Name:  M. Christine DeVita
                                 Title:  President

                              THE READER'S DIGEST ASSOCIATION, INC.



                              By: /s/ George S. Scimone
                                 Name:  George S. Scimone
                                 Title: Senior Vice President and
                                        Chief Financial Officer




                                                   EXHIBIT A


                  CERTIFICATE OF AMENDMENT
                           OF THE
            RESTATED CERTIFICATE OF INCORPORATION
                             OF
            THE READER'S DIGEST ASSOCIATION, INC.


          The undersigned, being the Chairman of the Board of Directors and Chief Executive Officer of The Reader's
Digest Association, Inc., a Delaware corporation,

               DOES HEREBY CERTIFY:

               FIRST: That resolutions of the Board of Directors of this Corporation were duly adopted setting forth proposed amendments to the Restated
          Certificate of Incorporation of this Corporation
          (the "Restated Certificate") declaring said amendments to be advisable and submitting the amendments to the stockholders of the Corporation for their consideration. The resolutions setting forth the proposed amendments are as follows:

               RESOLVED, that subparagraph (2) of paragraph
               (b) of Article V of the Restated Certificate be, and it hereby is, amended and restated in its entirety to read as follows:

                    (a)  To provide for the issuance, from
               time to time, of the shares of stock of the Corporation, whether now or hereafter authorized, for such consideration and on such terms and conditions as it may lawfully fix from time to time; and all shares so issued, the full consideration for which has been paid, shall be deemed fully paid and nonassessable; provided, however, that (i) authorized but unissued shares of the capital stock of the Corporation having any voting rights in addition to those prescribed by law shall only be issued if such issuance is approved by vote of the holders of shares of Class B Voting Common Stock and (ii) issued shares of capital stock of the Corporation having any voting rights in addition to those prescribed by law which are owned by the Corporation shall only be sold, assigned, transferred or otherwise disposed of by the Corporation if such sale, assignment, transfer or other disposition is approved by vote of the holders of shares of Class B Voting Common Stock, except that no such approval shall be required in the case of either clause (i) or (ii) for (A) the issuance or sale, assignment, transfer or other disposition of shares of Class B Voting Common Stock to the holders of shares of Class B Voting Common Stock in payment of a dividend or other distribution declared by the Board of Directors upon the common stock of the Corporation that is payable in common stock of the Corporation, or (B) the issuance or sale, assignment, transfer or other disposition of Preference Stock having only the voting rights described in paragraph
               (k)(B)(ii) of Article IV.

               SECOND:  That thereafter, pursuant to
          resolution of its Board of Directors, the officers of the Corporation submitted the proposed amendments to a vote of the stockholders entitled to vote thereon at the annual meeting of stockholders of the Corporation.

               THIRD: That the amendments were duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.


          IN WITNESS WHEREOF, the Chairman of the Board of
Directors and Chief Executive Officer of the Corporation has executed this certificate on this ____ day of ________, 1999.


                              By:
                              Name: Thomas O. Ryder
                              Title: Chairman of the Board of Directors
                                      and Chief Executive Officer

ATTEST:



Secretary
                                                   EXHIBIT B


                     REGISTRATION RIGHTS


          (a) The Funds shall have the right at any time after the Closing to make one request of the Company in writing for registration under the Securities Act of shares of Class A Stock owned by the Funds. The Company shall use all reasonable efforts to cause the shares of Class A Stock to be registered under the Securities Act as soon as reasonably practicable after receipt of such request so as to permit promptly the sale thereof and, in connection therewith, the Company shall prepare and file, on such appropriate form as the Company in its reasonable discretion shall determine, a registration statement under the Securities Act to effect such registration. The Company shall use all reasonable efforts to list all shares of Class A Stock covered by such registration statement (to the extent not then already listed) on any national securities exchange on which the Class A Stock is then listed or, if the Class A Stock is not then listed on any national securities exchange, to list such shares of Class A Stock on the National Association of Securities Dealers, Inc. Automated Quotation National Market. Each Fund hereby undertakes to provide all such information and materials and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the Securities and Exchange Commission (the "Commission") and to obtain any desired acceleration of the effective date of such registration statement. Any registration statement filed at the Funds' request hereunder will not count as a requested registration unless effectiveness is maintained until the earlier of the completion of the offering and the date that is three months following the effective date of such registration statement. Notwithstanding the foregoing, the Company shall be entitled to postpone for a reasonable period of time (not to exceed 60 days) the filing of any registration statement otherwise required to be prepared and filed by the Company if (i) the Company is, at such time, conducting, or proposing to file with the Commission within 60 days a registration statement with respect to, an underwritten public offering for the account of the Company of equity securities (or securities convertible into equity securities) and is advised in writing by its managing underwriter or underwriters (with a copy to the Funds) that such offering would, in its or their opinion, be materially and adversely affected by the registration so requested,
(ii) the Company is, at such time, subject to a contractual obligation not to engage in a public offering or (iii) the Company determines, in good faith, that effecting the registration at such time might (A) adversely affect a pending or contemplated financing, acquisition, disposition of assets or stock, merger or other significant transaction or (B) require the Company to make public disclosure of information the public disclosure of which at such time the Company in good faith believes would not be in the Company's best interest to disclose. No securities, other than shares of Class A Stock owned by any of the organizations identified on Schedule 1 to this Exhibit B (the "Supporting Organizations"), may be registered on a registration statement requested by the Funds pursuant to this paragraph
(a) without the Funds' express written consent, unless the amount of such securities is subject to reduction prior to any reduction in the number of shares of Class A Stock originally requested to be registered by the Funds in the event that the managing underwriter of the related offering believes that the success of such offering would be materially and adversely affected by inclusion of all the securities requested to be included therein. If such managing underwriter believes that the success of such offering would be materially and adversely affected by inclusion of all the shares of Class A Stock requested to be registered by the Funds and the Supporting Organizations, then the number of shares of Class A Stock to be included in such registration by each Fund and each Supporting Organization shall be reduced pro rata, on the basis of the number of shares of Class A Stock each Fund and each Supporting Organization requested to be included in such registration. If the Funds request that the Company register shares of Class A Stock pursuant to this paragraph
(a), they shall give prompt written notice of such request to the Supporting Organizations, and such notice shall offer each Supporting Organization the opportunity to register such number of shares of Class A Stock as such Supporting Organization requests, on the same terms and conditions as the registration of the Funds' shares of Class A Stock. Within five Business Days of the Funds' delivery of such notice to the Supporting Organizations, each Supporting Organization shall deliver to the Funds and the Company a written notice specifying whether it wishes to participate in the registered offering of shares of Class A Stock and, if so, the number of shares of Class A Stock it wishes to register. If a Supporting Organization does not deliver such written notice, it should be deemed to have elected not to participate in the registered offering. The Company shall use all reasonable efforts to cause the shares of Class A Stock requested to be registered by the Funds and the Supporting Organizations to be registered under the Securities Act.

          (b) In connection with any offering of shares of Class A Stock registered pursuant to this Exhibit B, the Company (i) shall furnish to the Funds and any Supporting Organizations selling shares of Class A Stock in the offering (the "Selling Stockholders ") such number of copies of any prospectus (including any preliminary prospectus) as they may reasonably request in order to effect the offering and sale of the shares of Class A Stock, but only while the Company shall be required under the provisions hereof to cause the registration statement to remain current and (ii) shall take such action as shall be necessary to qualify the shares of Class A Stock under such "blue sky" or other state securities laws for offer and sale as the Selling Stockholders shall reasonably request; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it shall not then be qualified or to file any general consent to service of process in any jurisdiction in which such a consent has not been previously filed. If applicable, the Company shall enter into an underwriting agreement with a managing underwriter or underwriters selected by the Funds and reasonably satisfactory to the Company containing representations, warranties, indemnities and agreements then customarily included by an issuer in underwriting agreements with respect to secondary distributions; provided, however, that such underwriter or underwriters shall agree to use its or their best efforts to ensure that the offering results in a distribution of the shares of Class A Stock sold in accordance with the terms of this Exhibit B. In connection with any offering of shares of Class A Stock registered pursuant to this Exhibit B, the Company (x) shall furnish to the underwriter or underwriters, at the Company's expense, unlegended certificates representing ownership of the shares of Class A Stock being sold in such denominations as reasonably requested and (y) shall instruct any transfer agent and registrar of the Class A Stock to release any stop transfer orders with respect to such Class A Stock. Upon any registration becoming effective pursuant to this Exhibit B, the Company shall use all reasonable efforts to keep such registration statement current for such period as shall be required for the disposition of all of the shares of Class A Stock included therein; provided, however, that such period need not exceed three months.

          (c) In connection with a requested registration pursuant to paragraph (a) of this Exhibit B, the Selling Stockholders shall pay (on a pro rata basis, based upon the number of shares of Class A Stock owned by each Selling Stockholder) all underwriting discounts and commissions, filing fees, printing fees, accounting fees and all out-of-pocket expenses of the Company relating to the registration and the offering of such registered shares.

          (d)  In the case of each offering registered
pursuant to this Exhibit B, the Company agrees to indemnify and hold each Selling Stockholder, each underwriter of Class A Stock under such registration and each person who controls any of the foregoing within the meaning of Section 15 of the Securities Act, and the directors, officers and members of the Selling Stockholders, harmless against any and all losses, claims, damages, liabilities or actions to which they or any of them may become subject under the Securities Act or any other statute or common law or otherwise, and to reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement relating to the sale of such Class A Stock, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or
(ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), if used prior to the effective date of such registration statement, or contained in the prospectus (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnification agreement contained in this paragraph (d) shall not apply to such losses, claims, damages, liabilities or actions which shall arise from the sale of shares of Class A Stock by the Selling Stockholders if such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, (x) made in reliance upon and in conformity with information furnished in writing to the Company by the Selling Stockholders or any such underwriter specifically for use in connection with the preparation of the registration statement or any preliminary prospectus or prospectus contained in the registration statement or any such amendment thereof or supplement thereto or (y) made in any preliminary prospectus, and the prospectus contained in the registration statement in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act shall have corrected such statement or omission and a copy of such prospectus shall not have been sent or given to such person at or prior to the confirmation of such sale to him.

          (e)  In the case of each offering registered
pursuant to this Exhibit B, the Selling Stockholders and each underwriter participating therein shall agree, in the same manner and to the same extent as set forth in paragraph
(d) of this Exhibit B, severally to indemnify and hold harmless the Company and each person, if any, who controls the Company (other than the Funds) within the meaning of
Section 15 of the Securities Act, and the directors and officers of the Company, and in the case of each such underwriter, the Selling Stockholders, each person, if any, who controls a Selling Stockholder within the meaning of
Section 15 of the Securities Act and the directors, officers and members of the Selling Stockholders, with respect to any statement in or omission from such registration statement or any preliminary prospectus (as amended or as supplemented, if amended or supplemented as aforesaid) or prospectus contained in such registration statement (as amended or as supplemented, if amended or supplemented as aforesaid), if such statement or omission shall have been made in reliance upon and in conformity with information furnished in writing to the Company by the Selling Stockholders or such underwriter specifically for use in connection with the preparation of such registration statement or any preliminary prospectus or prospectus contained in such registration statement or any such amendment thereof or supplement thereto.

          (f)  Each party indemnified under paragraph (d) or
(e) of this Exhibit B shall, promptly after receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the commencement thereof. The failure of any indemnified party to so notify an indemnifying party of any such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity agreement contained in paragraph (d) or (e) of this Exhibit B, unless and only to the extent that the indemnifying party was prejudiced by such failure, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may desire, jointly with any other indemnifying party similarly notified, to assume the defense thereof, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under paragraph (d) or (e) of this Exhibit B for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the indemnified party, in its sole and absolute discretion, for the same counsel to represent both the indemnified party and the indemnifying party, then the indemnified party shall be entitled to retain its own counsel, in each jurisdiction for which the indemnified party determines counsel is required, at the expense of the indemnifying party. No such third party claim may be settled by the indemnifying party or the indemnified party (unless such settlement includes an unconditional release of the indemnified party from all liability arising out of such claim or proceeding) without the prior written consent of the other, which consent shall not be unreasonably withheld.

          (g) If the indemnification provided for under paragraph (d) or (e) of this Exhibit B shall for any reason be held by a court to be unavailable to an indemnified party under paragraph (d) or (e) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under paragraph (d) or (e) hereof, the indemnified party and the indemnifying party under paragraph (d) or (e) hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective seller of securities covered by the registration statement which resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and such prospective seller from the offering of the securities covered by such registration statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In addition, no person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such person's consent, which consent shall not be unreasonably withheld.

          (h) Capitalized terms used and not defined in this Exhibit B shall have the meanings set forth in the Agreement.

                                               SCHEDULE 1 TO
                                                   EXHIBIT B


                  SUPPORTING ORGANIZATIONS


DeWitt Wallace Fund for Colonial Williamsburg
DeWitt Wallace Fund for Macalester College
DeWitt Wallace Fund for Memorial Sloan-Kettering Cancer Center Lila Acheson Wallace Fund for The Metropolitan Museum of Art Lila Acheson Wallace Fund for the New York Zoological Society Lila Acheson and DeWitt Wallace Fund for the Hudson Highlands Lila Acheson and DeWitt Wallace Fund for Lincoln Center Community Funds, Inc.